FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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PETROLEUM & RESOURCES CORPORATION
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Petroleum & Resources Corporation
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of Petroleum & Resources Corporation (the “Corporation”) for the six months ended June 30, 2012. Also provided are a schedule of investments and other financial information.

Net assets of the Corporation at June 30, 2012 were $27.69 per share on 25,654,466 shares outstanding, compared with $28.58 per share at December 31, 2011 on 25,641,018 shares outstanding. On March 1, 2012, a distribution of $0.10 per share was paid, consisting of $0.03 from 2011 investment income, $0.01 from 2011 short-term capital gain, $0.05 from 2011 long-term capital gain, and $0.01 from 2012 investment income, all taxable in 2012. A 2012 investment income dividend of $0.10 per share was paid June 1, 2012, and another $0.10 per share investment income dividend has been declared to stockholders of record August 10, 2012, payable September 1, 2012. The table on page 14 shows the annual distribution rate over the past five years.

Net investment income for the six months ended June 30, 2012 amounted to $5,834,292, compared with $4,831,147 for the same six month period in 2011. These earnings are equal to $0.23 and $0.19 per share, respectively.

Net capital gain realized on investments for the six months ended June 30, 2012 amounted to $19,185,714, or $0.75 per share.

Performance comparisons for the Corporation, relevant benchmarks, and a Lipper peer group are as follows:

Performance Comparisons	YTD	1 Year	3 Year*	5 Year*
Petroleum & Resources:
NAV	(2.3)%	(11.3)%	12.6%	0.1%
Market Price	(1.3)%	(12.3)%	12.1%	(0.8)%
Lipper Global Natural Resources Funds Index	(5.9)%	(23.3)%	5.8%	(4.4)%
Dow Jones U.S. Oil and Gas Index†	(2.5)%	(9.0)%	12.2%	0.9%
Dow Jones U.S. Basic Materials Index†	1.7%	(15.9)%	16.8%	0.6%
†	Market indices do not include expenses and transaction costs, which are deducted from Fund and Lipper returns.
*	Annualized

Douglas G. Ober has informed the Board of Directors of his plans to retire within the next eighteen months. Daniel E. Emerson, Lead Director of the Board, in commenting on Mr. Ober’s announcement, said “Doug has done an outstanding job guiding the Corporation through some remarkably turbulent times over the past 21 years. His steady hand and unflappable adherence to his investment principles has served, and will continue to serve, our stockholders well. He has built a strong team at the Corporation and when he does step down, the Fund will continue in good hands. With his announcement, he has given us the time to carefully identify his successor.”

Investors can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, links for electronic delivery of stockholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober Chairman and Chief Executive Officer July 12, 2012	Nancy J.F. Prue President

PORTFOLIO REVIEW

June 30, 2012

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$124,797,855	17.6%
Chevron Corp.	90,730,000	12.8
Schlumberger Ltd.	37,323,250	5.3
Occidental Petroleum Corp.	30,877,200	4.3
Anadarko Petroleum Corp.	19,860,000	2.8
Dow Chemical Co.	17,325,000	2.4
Freeport-McMoRan Copper & Gold Inc.	16,592,090	2.3
Praxair, Inc.	16,309,500	2.3
CF Industries Holdings, Inc.	16,287,528	2.3
Noble Energy, Inc.	16,115,800	2.3

Total	$386,218,223	54.4%

SECTOR WEIGHTINGS

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012

(unaudited)

Assets
Investments* at value:
Common stocks (cost $426,001,952)	$685,370,217
Short-term investments (cost $28,061,986)	28,061,986
Securities lending collateral (cost $4,364,089)	4,364,089	$717,796,292
Cash
Receivables:		158,250
Investment securities sold		28,499
Dividends and interest		865,094
Prepaid expenses and other assets		729,002
Total Assets		719,577,137
Liabilities
Open written option contracts* at value (proceeds $1,837,703)		1,628,436
Obligations to return securities lending collateral		4,364,089
Accrued pension liabilities		2,516,065
Accrued expenses and other liabilities		662,267
Total Liabilities		9,170,857
Net Assets		$710,406,280
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 25,654,466 shares (includes 38,596 restricted shares, 9,600 nonvested or deferred restricted stock units, and 5,975 deferred stock units) (note 6)		$25,655
Additional capital surplus		431,766,509
Accumulated other comprehensive income (note 5)		(1,803,982)
Undistributed net investment income		1,928,507
Undistributed net realized gain on investments		18,912,059
Unrealized appreciation on investments		259,577,532
Net Assets Applicable to Common Stock		$710,406,280
Net Asset Value Per Share of Common Stock		$27.69

* See Schedule of Investments on page 11 and Schedule of Outstanding Written Option Contracts on page 13.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2012

(unaudited)

Investment Income
Income:
Dividends (net of $26,206 in foreign taxes)	$7,770,732
Interest and other income	676,279
Total income	8,447,011
Expenses:
Investment research	1,043,563
Administration and operations	690,210
Directors’ fees	263,682
Travel, training, and other office expenses	122,763
Investment data services	113,952
Reports and stockholder communications	99,638
Transfer agent, registrar, and custodian	82,615
Occupancy	57,632
Audit and accounting services	45,174
Insurance	37,397
Legal services	14,995
Other	41,098
Total expenses	2,612,719
Net Investment Income	5,834,292
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	17,173,859
Net realized gain on written option contracts	2,011,855
Change in unrealized appreciation on investments	(42,059,448)
Change in unrealized appreciation on written option contracts	(616,590)
Net Loss on Investments	(23,490,324)
Other Comprehensive Income (note 5)
Defined benefit pension plans:
Net actuarial loss arising during period	(95,634)
Amortization of net loss	152,499
Effect of settlement (non-recurring)	172,838
Other Comprehensive Income	229,703
Change in Net Assets Resulting from Operations	$(17,426,329)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(unaudited) Six Months Ended June 30, 2012	Year Ended December 31, 2011
From Operations:
Net investment income	$5,834,292	$10,208,955
Net realized gain on investments	19,185,714	39,332,517
Change in unrealized appreciation on investments	(42,676,038)	(49,850,819)
Change in accumulated other comprehensive income (note 5)	229,703	(853,586)
Decrease in net assets resulting from operations	(17,426,329)	(1,162,933)
Distributions to Stockholders from:
Net investment income	(3,589,085)	(9,671,069)
Net realized gain from investment transactions	(1,531,184)	(39,180,757)
Decrease in net assets from distributions	(5,120,269)	(48,851,826)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	6,372	20,801,833
Deferred compensation (notes 4, 6)	135,814	288,115
Increase in net assets from capital share transactions	142,186	21,089,948
Total Decrease in Net Assets	(22,404,412)	(28,924,811)

Net Assets:
Beginning of period	732,810,692	761,735,503
End of period (including undistributed net investment income of $1,928,507 and $(316,700) respectively)	$710,406,280	$732,810,692

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the “Corporation”) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed closed-end fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of specific identification. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation—The Corporation’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Corporation’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at June 30, 2012 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$685,370,217	$—	$—	$685,370,217
Short-term investments	13,062,211	14,999,775	—	28,061,986
Securities lending collateral	4,364,089	—	—	4,364,089
Total investments	$702,796,517	$14,999,775	$—	$717,796,292
Written options	$(1,628,436)	$—	$—	$(1,628,436)

There were no transfers into or from Level 1 or Level 2 during the six months ended June 30, 2012.

2.    FEDERAL INCOME TAXES

No federal income tax provision is required since the Corporation’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of June 30, 2012, the identified cost of securities for federal income tax purposes was $458,428,027 and net unrealized appreciation aggregated $259,368,265, consisting of gross unrealized appreciation of $289,665,502 and gross unrealized depreciation of $30,297,237.

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Corporation’s retirement plans and equity-based compensation. Differences that are permanent are periodically reclassified in the capital accounts of the Corporation’s financial statements and have no impact on net assets.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2012 were $39,598,218 and $62,283,120, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Corporation is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Corporation may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, liquidity, and unfavorable equity price movements. The Corporation has mitigated counterparty credit and liquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Corporation to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding written option contracts as of June 30, 2012 can be found on page 13.

When the Corporation writes (purchases) an option, an amount equal to the premium received (paid) by the Corporation is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2012 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2011	2,243	$387,334	4,208	$1,057,666
Options written	15,272	1,898,141	16,702	3,109,445
Options terminated in closing purchase transactions	(450)	(76,483)	(4,233)	(850,493)
Options expired	(8,589)	(1,174,055)	(10,169)	(1,875,028)
Options exercised	(800)	(143,122)	(1,606)	(495,702)
Options outstanding, June 30, 2012	7,676	$891,815	4,902	$945,888

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

During 2012, 247 shares of Common Stock were issued at a weighted average price of $25.55 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2011, the Corporation issued 837,497 shares of its Common Stock at a price of $24.81 per share (the average market price on December 7, 2011) to stockholders of record on November 21, 2011, who elected to take stock in payment of the distribution from 2011 capital gain and investment income. During 2011, 870 shares were issued at a weighted average price of $26.83 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2012 and 2011 were as follows:

	Shares		Amount
	Six months ended June 30, 2012	Year ended December 31, 2011	Six months ended June 30, 2012	Year ended December 31, 2011
Shares issued in payment of dividends	247	838,367	$6,372	$20,801,833
Net activity under the 2005 Equity Incentive Compensation Plan	13,201	12,953	135,814	288,115
Net change	13,448	851,320	$142,186	$21,089,948

5.    RETIREMENT PLANS

Defined Contribution Plans — The Corporation sponsors a qualified defined contribution plans for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Corporation expensed contributions to the plans in the amount of $79,771, a portion thereof based on company performance, for the six months ended June 30, 2012. The Corporation does not provide postretirement medical benefits.

Defined Benefit Plans — On October 1, 2009, the Corporation froze its non-contributory qualified and nonqualified defined benefit pension plans. Benefits are based on length

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost. Non-recurring settlement costs are recognized in net periodic pension cost when a plan participant receives a lump-sum benefit payment and includes the amount of which is in excess of the present value of the projected benefit and any unamortized actuarial losses attributable to the portion of the projected benefit obligation being satisfied.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation made no contributions to the qualified plan and contributed $18,205 to the nonqualified plan during the six months ended June 30, 2012, and anticipates making additional contributions of up to $940,000 in the aggregate over the remainder of 2012.

Items impacting the Corporation’s net investment income and accumulated other comprehensive income were:

	Six months ended June 30, 2012	Year ended December 31, 2011
Components of net periodic pension cost
Interest cost	$117,560	$244,878
Expected return on plan assets	(110,720)	(213,408)
Net loss component	152,499	181,415
Effect of settlement (non-recurring)	172,838	—
Net periodic pension cost	$332,177	$212,885

	Six months ended June 30, 2012	Year ended December 31, 2011
Accumulated other comprehensive income
Defined benefit pension plans:
Balance at beginning of period	$(2,033,685)	$(1,180,099)
Current period other comprehensive income	229,703	(853,586)
Balance at end of period	$(1,803,982)	$(2,033,685)

6.    EQUITY-BASED COMPENSATION

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of restricted stock awards (both performance and nonperformance based), as well as stock options and other stock incentives, to key employees and all non-employee directors. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, of which 773,175 shares remain available for future grants at June 30, 2012.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of June 30, 2012, and changes during the six month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2011	47,694	$25.69
Granted:
Restricted stock	14,873	25.08
Restricted stock units	3,200	26.71
Deferred stock units	257	25.47
Vested & issued	(9,210)	23.52
Forfeited	(2,643)	21.65
Balance at June 30, 2012 (includes 37,326 performance-based awards and 16,845 nonperformance-based awards)	54,171	$25.93

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met,

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended June 30, 2012 were $147,250. The total compensation costs for restricted stock units granted to non-employee directors for the period ended June 30, 2012 were $44,432. As of June 30, 2012, there were total unrecognized compensation costs of $567,882, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.69 years. The total fair value of shares and units vested and issued during the six month period ended June 30, 2012 was $232,710.

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2012, and changes during the six month period then ended is presented below:

	Options	Weighted- Average Exercise Price		Weighted- Average Remaining Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2011	5,208	$7.37		1.68
Exercised	(864)	6.23		—	$16,351
Outstanding and exercisable at June 30, 2012	4,344	$7.54	*	1.50	$71,350
*	Actual exercise price for all outstanding options

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the six months ended June 30, 2012 was $803.

7.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the six months ended June 30, 2012 to officers and directors amounted to $1,379,247, of which $275,863 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2012, the Corporation had securities on loan of $4,507,681 and held cash collateral of $4,364,089; additional collateral was delivered the next business day in accordance with the procedure described above. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. OPERATING LEASE COMMITMENT

The Corporation shares office space and equipment with its non-controlling affiliate, The Adams Express Company, under operating lease agreements expiring at various dates through the year 2016. Rental payments are based on a predetermined cost sharing methodology. The Corporation recognized rental expense of $54,283 in the first half of 2012, and its estimated portion of future minimum rental commitments are as follows:

2012	$53,311
2013	105,400
2014	105,705
2015	105,891
2016	51,157
Total	$421,464

FINANCIAL HIGHLIGHTS

	(unaudited) Six Months Ended
	June 30, 2012	June 30, 2011		Year Ended December 31
				2011	2010	2009	2008	2007
Per Share Operating Performance

Net asset value, beginning of period	$28.58	$30.73		$30.73	$26.75	$22.49	$42.99	$36.61

Net investment income	0.23	0.19		0.41	0.35	0.28	0.43	0.46

Net realized gains and increase (decrease) in unrealized appreciation	(0.93)	2.98		(0.42)	4.97	5.37	(17.71)	10.37

Change in accumulated other comprehensive income (note 5)	0.01	—		(0.03)	0.01	0.10	(0.07)	—

Total from investment operations	(0.69)	3.17		(0.04)	5.33	5.75	(17.35)	10.83

Less distributions

Dividends from net investment income	(0.14)	(0.14)		(0.39)	(0.32)	(0.37)	(0.38)	(0.49)

Distributions from net realized gains	(0.06)	(0.06)		(1.58)	(0.95)	(1.03)	(2.61)	(3.82)

Total distributions	(0.20)	(0.20)		(1.97)	(1.27)	(1.40)	(2.99)	(4.31)

Capital share repurchases	—	—		—	—	0.02	0.08	0.10

Reinvestment of distributions	—	—		(0.14)	(0.08)	(0.11)	(0.24)	(0.24)

Total capital share transactions	—	—		(0.14)	(0.08)	(0.09)	(0.16)	(0.14)

Net asset value, end of period	$27.69	$33.70		$28.58	$30.73	$26.75	$22.49	$42.99

Market price, end of period	$23.96	$29.49		$24.48	$27.01	$23.74	$19.41	$38.66

Total Investment Return

Based on market price	(1.3)%	9.9%		(2.3)%	19.6%	30.3%	(42.2)%	28.9%

Based on net asset value	(2.3)%	10.4%		0.3%	20.8%	26.7%	(39.8)%	31.0%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$710,406	$835,707		$732,811	$761,736	$650,718	$538,937	$978,920

Ratio of expenses to average net assets†	0.70% ††	0.52%	††	0.56%	0.64%	0.96%	0.51%	0.54%

Ratio of net investment income to average net assets†	1.57% ††	1.16%	††	1.29%	1.32%	1.18%	1.10%	1.12%

Portfolio turnover	11.03% ††	21.33%	††	16.40%	16.79%	14.35%	16.89%	7.36%

Number of shares outstanding at end of period (in 000’s)	25,654	24,802		25,641	24,790	24,327	23,959	22,768

†	For 2009, the ratios of expenses and net investment income to average net assets were 0.78% and 1.36%, respectively, after adjusting for non-recurring pension expenses as described in footnote 5. For 2012, the adjusted ratios were 0.66% and 1.62%, respectively.
††	Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

June 30, 2012

(unaudited)

	Shares	Value (A)
Common Stocks — 96.5%

Energy — 75.4%
Exploration & Production — 20.9%
Anadarko Petroleum Corp. (E)	300,000	$19,860,000
Apache Corp.	160,000	14,062,400
Devon Energy Corp.	135,000	7,828,650
Energen Corp.	175,000	7,897,750
EOG Resources, Inc.	130,000	11,714,300
EQT Corp.	140,000	7,508,200
Forest Oil Corp. (C)	200,000	1,466,000
Marathon Oil Corp.	175,000	4,474,750
Midstates Petroleum Co., Inc. (C)	225,000	2,184,750
Newfield Exploration Co. (C)	80,000	2,344,800
Noble Energy, Inc. (E)	190,000	16,115,800
Oasis Petroleum, Inc. (B) (C) (E)	150,000	3,627,000
Occidental Petroleum Corp.	360,000	30,877,200
Pioneer Natural Resources Co. (E)	100,000	8,821,000
QEP Resources, Inc. (with attached rights)	190,000	5,694,300
Southwestern Energy Co. (C)	55,000	1,756,150
WPX Energy, Inc. (C)	150,000	2,427,000

		148,660,050

Integrated Oil & Gas — 35.4%
Chevron Corp.	860,000	90,730,000
ConocoPhillips	250,000	13,970,000
Exxon Mobil Corp. (E) (F)	1,458,430	124,797,855
Hess Corp.	225,000	9,776,250
Royal Dutch Shell plc (Class A) ADR (E)	184,662	12,451,759

		251,725,864

Pipelines — 3.6%
Kinder Morgan Inc.	250,000	8,055,000
Spectra Energy Corp.	208,812	6,068,077
Williams Companies, Inc.	400,000	11,528,000

		25,651,077

Refiners — 1.8%
Marathon Petroleum Corp.	190,000	8,534,800
Phillips 66 (C)	125,000	4,155,000

		12,689,800

Services — 13.7%
Baker Hughes, Inc. (E)	60,000	2,466,000
Halliburton Co.	427,500	12,136,725
Nabors Industries Ltd. (C)	119,000	1,713,600
National Oilwell Varco, Inc. (E)	250,000	16,110,000
Oil States International, Inc. (C)	140,000	9,268,000
Schlumberger Ltd.	575,000	37,323,250
Seadrill Ltd. (B)	200,003	7,104,107
Transocean Ltd. (C)	145,000	6,485,850
Weatherford International, Ltd. (C)	400,000	5,052,000

		97,659,532

Basic Materials — 17.6%
Chemicals — 12.4%
Air Products and Chemicals, Inc.	100,000	8,073,000
CF Industries Holdings, Inc. (E)	84,069	16,287,528
Dow Chemical Co.	550,000	17,325,000
FMC Corp. (E)	260,000	13,904,800
LyondellBasell Industries N.V. (Class A) (E)	135,000	5,436,450
Potash Corporation of Saskatchewan Inc. (E)	240,000	10,485,600
Praxair, Inc. (E)	150,000	16,309,500

		87,821,878

Industrial Metals — 4.5%
Cliffs Natural Resources Inc. (E)	142,000	6,999,180
Freeport-McMoRan Copper & Gold Inc. (E)	487,000	16,592,090
Molycorp, Inc. (B) (C)	89,800	1,935,190
Teck Resources Ltd. (Class B)	200,000	6,188,000

		31,714,460

Mining — 0.7%
Peabody Energy Corp.	192,440	4,718,629

Utilities — 3.5%
MDU Resources Group, Inc.	211,000	4,559,710
National Fuel Gas Co.	100,000	4,698,000
New Jersey Resources Corp.	280,000	12,210,800
Questar Corp.	156,300	3,260,417

		24,728,927

Total Common Stocks (Cost $426,001,952)		685,370,217

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2012

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 3.9%
Commercial Paper — 2.1%
ENI Finance USA Inc., 0.54%, due 7/2/12	$15,000,000	$14,999,775

Money Market Account — 1.8%
M&T Bank, 0.25%	$13,022,211	13,022,211

Money Market Funds — 0.0%
Fidelity Institutional Money Market - Government Portfolio, 0.01% (D)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.05% (D)	10,000	10,000

		40,000

Total Short-Term Investments
(Cost $28,061,986)		$28,061,986

Securities Lending Collateral — 0.6%
(Cost $4,364,089)

Money Market Funds — 0.6%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.16% (D)	4,364,089	$4,364,089

Total Investments — 101.0%		717,796,292
(Cost $458,428,027)
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.0)%		(7,390,012)

Net Assets — 100.0%		$710,406,280

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $49,927,266.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $24,684,500.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

June 30, 2012

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
1,000	Anadarko Petroleum Corp.	$ 80	Aug	12	$ 46,000
400	Baker Hughes, Inc.	47	Jul	12	4,400
200	Baker Hughes, Inc.	50	Oct	12	8,800
200	CF Industries Holdings, Inc.	195	Aug	12	197,000
168	CF Industries Holdings, Inc.	220	Aug	12	31,920
168	CF Industries Holdings, Inc.	250	Aug	12	2,520
355	Cliffs Natural Resources Inc.	57.50	Jul	12	6,745
355	Cliffs Natural Resources Inc.	60	Jul	12	4,615
256	Cliffs Natural Resources Inc.	95	Jul	12	1,024
250	Exxon Mobil Corp.	95	Jul	12	500
800	FMC Corp.	60	Oct	12	96,000
974	Freeport-McMoRan Copper & Gold Inc.	35	Jul	12	57,466
500	LyondellBasell Industries N.V. (Class A)	45	Aug	12	32,500
500	National Oilwell Varco, Inc.	80	Aug	12	5,500
200	Noble Energy, Inc.	100	Aug	12	5,000
250	Oasis Petroleum, Inc.	35	Aug	12	1,250
250	Pioneer Natural Resources Co.	100	Jul	12	20,000
100	Pioneer Natural Resources Co.	130	Sep	12	3,500
110	Pioneer Natural Resources Co.	145	Sep	12	2,750
240	Potash Corporation of Saskatchewan Inc.	47.50	Sep	12	26,640
150	Praxair, Inc.	120	Jul	12	2,250
250	Royal Dutch Shell plc (Class A) ADR	80	Jul	12	2,500

7,676					558,880

COLLATERALIZED PUTS
168	CF Industries Holdings, Inc.	140	Aug	12	7,896
84	CF Industries Holdings, Inc.	140	Nov	12	28,560
250	Exxon Mobil Corp.	65	Jul	12	500
250	Exxon Mobil Corp.	65	Oct	12	9,500
1,000	FMC Corp.	42.50	Jul	12	25,000
300	Halliburton Co.	31	Jul	12	81,300
500	LyondellBasell Industries N.V. (Class A)	39	Sep	12	145,000
250	Midstates Petroleum Co., Inc.	12.50	Sep	12	80,000
500	National Oilwell Varco, Inc.	65	Aug	12	190,000
300	Oil States International, Inc.	70	Sep	12	285,000
250	Pioneer Natural Resources Co.	85	Sep	12	167,500
400	Seadrill Ltd.	33.85	Jul	12	14,000
400	Southwestern Energy Co.	24	Sep	12	14,800
250	Southwestern Energy Co.	27	Sep	12	20,500

4,902					1,069,556

	Total Option Liability (Unrealized Gain of $209,267)				$1,628,436

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended June 30, 2012

(unaudited)

	Shares
	Additions		Reductions	Held June 30, 2012
Alpha Natural Resources, Inc.	600		600	—
Anadarko Petroleum Corp.	25,000			300,000
Apache Corp.	20,000			160,000
EOG Resources, Inc.	20,000			130,000
Exxon Mobil Corp.	100,000			1,458,430
FMC Corp.	130,000	(1)		260,000
LyondellBasell Industries N.V. (Class A)	60,000			135,000
Midstates Petroleum Co., Inc.	225,000			225,000
Phillips 66	125,000	(2)		125,000
Pioneer Natural Resources Co.	25,000			100,000
Royal Dutch Shell plc (Class A) ADR	2,389	(3)		184,662
Transocean Ltd.	45,000			145,000
ConocoPhillips			100,000	250,000
Northeast Utilities			37,000	—
Peabody Energy Corp.			12,500	192,440

(1)	By stock split.
(2)	Received 0.5 share for each share of ConocoPhillips owned.
(3)	In lieu of cash dividend.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Dividends From Investment Income Per Share		Distributions From Net Realized Gains Per Share		Total Dividends and Distributions Per Share		Annual Distribution Rate*
2002	$451,275,463	21,510,067	$20.98	$19.18	$.43		$.68		$1.11		5.1%
2003	522,941,279	21,736,777	24.06	23.74	.38		.81		1.19		5.8
2004	618,887,401	21,979,676	28.16	25.78	.44		.88		1.32		5.4
2005	761,913,652	21,621,072	35.24	32.34	.56		1.22		1.78		5.9
2006	812,047,239	22,180,867	36.61	33.46	.47		3.33		3.80		11.2
2007	978,919,829	22,768,250	42.99	38.66	.49		3.82		4.31		11.6
2008	538,936,942	23,958,656	22.49	19.41	.38		2.61		2.99		8.9
2009	650,718,323	24,327,307	26.75	23.74	.37		1.03		1.40		6.6
2010	761,735,503	24,789,698	30.73	27.01	.32		.95		1.27		5.5
2011	732,810,692	25,641,018	28.58	24.48	.39		1.58		1.97		7.1
June 30, 2012	710,406,280	25,654,466	27.69	23.96	.24	†	.06	†	0.30	†	—

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Corporation’s Common Stock for the year.
†	Paid or declared.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Stockholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts a link to its Forms N-Q on its website at: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and the Corporation’s proxy voting record for the 12-month period ended June 30, 2012 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website at www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [2],3
Kenneth J. Dale [2,4]	Douglas G. Ober [1]
Daniel E. Emerson [1,3,5]	Craig R. Smith [1,3,5]
Frederic A. Escherich [1,4,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer
Nancy J.F. Prue, CFA	President
David D. Weaver, CFA	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President—Research
Brian S. Hook, CFA, CPA	Chief Financial Officer and Treasurer
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (6/30/12)	$23.96
Net Asset Value (6/30/12)	$27.69
Discount	13.5%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2012

From Investment Income (paid or declared)	$0.24
From Net Realized Gains	0.06

Total	$0.30

2012 Dividend Payment Dates

March 1, 2012

June 1, 2012

September 1, 2012

December 27, 2012*

*Anticipated

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	----------------------------------		----------------------------------	----------------------------------		----------------------------------
January 2012	0		$0.00	0		1,240,156
February 2012	0		$0.00	0		1,240,156
March 2012	0		$0.00	0		1,240,156
April 2012	0		$0.00	0		1,240,156
May 2012	0		$0.00	0		1,240,156
June 2012	0		$0.00	0		1,240,156	(2)
	----------------------------------		----------------------------------	----------------------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 8, 2011.

(2.b) The share amount approved in 2011 was 5% of outstanding shares, or 1,240,156 shares.

(2.c) Unless reapproved, the Plan will expire on December 31, 2012.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Petroleum & Resources Corporation

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	July 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date:	July 20, 2012

By:	/s/ Brian S. Hook
Brian S. Hook
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	July 20, 2012